THIRD AMENDMENT TO CONFIDENTIAL CONSULTING AGREEMENT
This third amendment (the “Third Amendment”) to the Confidential Consulting Agreement dated June 3, 2020 (the “Agreement”) by and between the parties hereto, is executed as of the date shown on the signature page (the “Effective Date”), by and between FLG Partners, LLC, a California limited liability company (“FLG”), and Angion Biomedica Corporation (“Client”). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement
RECITALS
WHEREAS, the parties hereto wish to amend the Agreement;
WHEREAS, Client wishes to retain FLG to provide and FLG wishes to provide such services to Client on the terms set forth herein; and
WHEREAS, FLG has been continuously retained by Client since June 3, 2020; and
WHEREAS, the parties hereto wish to extend the term of the Agreement;
NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereto agree as follows:

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THIRD AMENDMENT TO CONFIDENTIAL CONSULTING AGREEMENT
1.Term.     The term of the Agreement is hereby extended until terminated by either party upon 15 days’ written notice to the other.
2.Fee.     $550 per hour, effective March 14, 2022.
3.Miscellaneous.    All other terms and conditions of the Agreement remain unchanged. This Third Amendment shall be incorporated in the Agreement as Exhibit D.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date.

CLIENT:
Angion Biomedica Corp.,
a Delaware corporation.
By:    Jay Venkatesan
Signed:
Title:    Chief Executive Officer
Address: 51 Charles Lindbergh Boulevard,
Uniondale, New York 11553
Tel:    (415) 655-4899
Email:    jrv@angion.com
FLG: FLG Partners, LLC, a California limited liability company. By: U. Heather Ogan Signed: Title: Administrative Partner Effective Date: March 17, 2022.

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